Confidential, for restricted parties subject to NDA



Exit Financing Update

September 11, 2017

GULFMARK OFFSHORE

Disclaimer

None of GulfMark Offshore, Inc. ("GulfMark" or the "Company"), Evercore and Alvarez & Marsal Holdings, LLC ("A&M"), and each of their subsidiaries, affiliates, officers, directors, shareholders, employees, consultants, advisors, agents and representatives of the foregoing (collectively, "Representatives"), make any representation or warranty, express or implied at law or in equity, in connection with any of the information made available either herein or subsequent to this document, including, but not limited to, the past, present, or future value of the anticipated cash flows, income, costs, expenses, liabilities and profits, if any, of the Company. Accordingly, any person, company or interested party will rely solely upon its own independent examination and assessment of the information in making any decision in connection with a proposed restructuring of the Company's balance sheet (a "Transaction") and in no event shall any recipient party make any claim against GulfMark, Evercore, A&M or any of their respective Representatives in respect of, or based upon, the information contained either herein or subsequent to this document.

None of GulfMark, Evercore or A&M, nor any of their respective Representatives, shall have any liability to any recipient party or its respective Representatives as a result of receiving and/or evaluating any information concerning the Transaction (including, but not limited to, this presentation ("Presentation")).

Certain statements in this Presentation are forward-looking and are based upon the Company's current belief as to the outcome and timing of future events. All statements, other than statements of historical facts, that address activities that GulfMark plans, expects, believes, projects, estimates or anticipates will, should or may occur in the future, including anticipated cash flows, income, costs, liabilities, profits, future production of oil and gas, future capital expenditures and drilling of wells and future financial or operating results are forward-looking statements. All forward-looking numbers are approximate. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include, but are not limited to, the ability to confirm and consummate a plan of reorganization in accordance with the terms of the restructuring support agreement; risks attendant to the bankruptcy process, including the effects thereof on GulfMark's business and on the interests of various constituents, the length of time that GulfMark might be required to operate in bankruptcy and the continued availability of operating capital during the pendency of such proceedings; risks associated with third party motions in any bankruptcy case, which may interfere with the ability to confirm and consummate a plan of reorganization; potential adverse effects on GulfMark's liquidity or results of operations; increased costs to execute the reorganization; effects on the market price of GulfMark's common stock and on GulfMark's ability to access the capital markets; and other risk factors and known trends and uncertainties as described in GulfMark's Annual Report on Form 10-K for the year ended December 31, 2016 ("2016 Form 10-K") and GulfMark's Quarterly Reports on Form 10-Q for the three months ended March 31, 2016, June 30, 2016 and September 30, 2016 and GulfMark's Current Reports on Form 8-K, each as filed with the Securities and Exchange Commission (the "SEC"). Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, GulfMark's actual results and plans could differ materially from those expressed in the forward-looking statements. GulfMark's estimates are based on certain other assumptions, such as dayrates and fleet utilization, which may vary significantly from those assumed. The recipient hereby acknowledges that none of GulfMark, Evercore, A&M or any of their Representatives has an obligation to update any such projections or forecasts.

Exit Financing Update

- In early 2017, Company contacted approximately 38 financing parties in an attempt to obtain secured debt financing to avoid a filing
- After filing, Evercore contacted approximately 30 potential financing sources comprised of both traditional money-center banks and alternate lenders to secure exit financing
- Based on the Company's and Evercore's financing processes, it was determined that:
  - There is limited interest in providing exit financing, even to a restructured Company, in the traditional bank market
  - Hedge funds and alternative lenders have indicated that they are willing to provide exit financing, however, the pricing would likely be low- to mid-double digits
  - Two alternative lenders provided term sheets at pricing near 10%
- Thereafter, Company requested DNB to conduct a best efforts syndication to raise exit financing
- DNB contacted 40 potential lenders in its syndication efforts
  - 16 parties declined after an initial review due to sector outlook or credit concerns
  - Remaining 24 parties expressed interest in reviewing but ultimately only one competitive term sheet was received from Hayfin Capital Management through Breakwater Capital
    - Breakwater Capital is a leading maritime finance specialist and has an exclusive partnership with Hayfin Capital Management on debt transactions in the maritime sector
- Based on the processes run to date, Company believes the Breakwater term sheet is the best exit financing option due to the reasonable pricing, cushion under the covenants and liquidity provided

Illustrative Transaction Overview

- The recapitalization analysis assumes that borrowings under a new $25mm Exit Revolver, $100mm Exit Term Loan and $125 million Rights Offering are used to:
  - Refinance both the Multicurrency and the Norwegian Facilities
  - Repay any DIP loans outstanding ($29 million outstanding at emergence)
  - Pay professional fees due at emergence, and other fees & expenses
- Assumes transaction closes on October 31, 2017
- Results in approximately $93 million of liquidity at emergence

Transaction Sources & Uses

Sources	
Term Loan	$100
Equity Rights Offering	125
Total Sources	**$225**
Uses	
Cash to Balance Sheet	$58
Multicurrency Revolver Paydown	72
Norwegian Revolver Paydown	44
DIP Repayment	29
Fees / Expenses	17
Other Emergence Costs	5
Total Uses	**$225**

Pro Forma Capitalization (10/31/17)

	Pre	Adj.	Post
Est. Cash	$10	$58	$68
DIP Facility	$29	($29)	$ -
$100mm Multicurrency Revolver	72	(72)	-
$70mm Norwegian Revolver	44	(44)	-
New $25mm Revolver	-	-	-
New $100mm Term Loan	-	100	100
Total Secured Debt	**$145**	**($45)**	**$100**
6.375% Senior Notes	$430	($430)	$ -
Total Debt	**$575**	**($475)**	**$100**
Liquidity	$10	$83	$93

Illustrative Cash Flow Projections - Base Case with Asset Sales

- Assumes L+625 interest rate for both Exit Revolver and Term Loan, and 2.50% unused line fee for Exit Revolver
- Assumes various vessels are sold during 2018 and 2019 for total proceeds of $35 million

	2017	2018				2019				Post-Txn			
	11/1-12/31	Mar-18	Jun-18	Sep-18	Dec-18	Mar-19	Jun-19	Sep-19	Dec-19	2017	2018	2019	2020
Revenue	$17	$25	$28	$30	$30	$34	$38	$46	$48	$17	$114	$166	$238
Less: Direct Operating Expenses	(12)	(20)	(21)	(21)	(21)	(23)	(24)	(27)	(28)	(12)	(82)	(101)	(116)
Less: Drydock Expenses	(1)	(9)	(1)	(1)	(6)	(2)	(12)	(5)	(2)	(1)	(17)	(20)	(14)
Less: G&A	(6)	(9)	(9)	(9)	(9)	(9)	(9)	(9)	(9)	(6)	(35)	(34)	(34)
EBITDA	**($3)**	**($12)**	**($2)**	**($0)**	**($6)**	**$1**	**($7)**	**$6**	**$10**	**($3)**	**($20)**	**$11**	**$74**
Plus: Stock Based Compensation	1	2	2	2	2	2	2	2	2	1	6	6	6
Adjusted EBITDA	**($2)**	**($11)**	**($0)**	**$1**	**($4)**	**$3**	**($5)**	**$7**	**$12**	**($2)**	**($14)**	**$17**	**$80**
Less: Capex	$ -	($0)	($0)	($0)	($0)	($0)	($0)	($0)	($0)	$ -	($2)	($2)	($2)
Less: Changes in Working Capital	4	11	(6)	(2)	2	(1)	1	(7)	(3)	4	5	(11)	(16)
Potential Asset Sales	-	10	8	7	3	3	3	3	-	-	28	8	-
Unlevered Free Cash Flow	**$2**	**$10**	**$2**	**$6**	**($0)**	**$4**	**($2)**	**$2**	**$9**	**$2**	**$18**	**$12**	**$62**
Less: Interest Expense	-	(3)	(2)	(2)	(2)	(2)	(2)	(2)	(2)	-	(9)	(9)	(9)
Less: Amortization	-	-	-	-	-	-	-	-	-	-	-	-	(10)
Levered Free Cash Flow	**$2**	**$7**	**($1)**	**$4**	**($2)**	**$1**	**($5)**	**($0)**	**$6**	**$2**	**$8**	**$3**	**$43**
Beginning Revolver Balance	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Revolver Draw / Repayment	-	-	-	-	-	-	-	-	-	-	-	-	-
Ending Revolver Balance	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**
Revolver Availability	*25*	*25*	*25*	*25*	*25*	*25*	*25*	*25*	*25*	*25*	*25*	*25*	*22*
Ending Cash	*$70*	*$77*	*$77*	*$81*	*$78*	*$80*	*$75*	*$75*	*$81*	*$70*	*$78*	*$81*	*$124*
Beginning Liquidity	$93	$95	$102	$102	$106	$103	$105	$100	$100	$93	$95	$103	$106
Change in Liquidity	2	7	(1)	4	(2)	1	(5)	(0)	6	2	8	3	40
Ending Liquidity	**$95**	**$102**	**$102**	**$106**	**$103**	**$105**	**$100**	**$100**	**$106**	**$95**	**$103**	**$106**	**$146**

Illustrative Cash Flow Projections - Base Case without Asset Sales

- Assumes L+625 interest rate for both Exit Revolver and Term Loan, and 2.50% unused line fee for Exit Revolver
- Assumes no vessels are sold

	2017	2018				2019				Post-Txn			
	11/1-12/31	Mar-18	Jun-18	Sep-18	Dec-18	Mar-19	Jun-19	Sep-19	Dec-19	2017	2018	2019	2020
Revenue	$17	$25	$28	$30	$30	$34	$38	$46	$48	$17	$114	$166	$238
Less: Direct Operating Expenses	(12)	(20)	(21)	(21)	(21)	(23)	(24)	(27)	(28)	(12)	(83)	(103)	(118)
Less: Drydock Expenses	(1)	(9)	(1)	(1)	(6)	(2)	(12)	(5)	(2)	(1)	(17)	(20)	(14)
Less: G&A	(6)	(9)	(9)	(9)	(9)	(9)	(9)	(9)	(9)	(6)	(35)	(34)	(34)
EBITDA	**($3)**	**($12)**	**($2)**	**($0)**	**($6)**	**$1**	**($7)**	**$5**	**$10**	**($3)**	**($21)**	**$9**	**$72**
Plus: Stock Based Compensation	1	2	2	2	2	2	2	2	2	1	6	6	6
Adjusted EBITDA	**($2)**	**($11)**	**($1)**	**$1**	**($4)**	**$2**	**($6)**	**$7**	**$11**	**($2)**	**($15)**	**$15**	**$78**
Less: Capex	$ -	($0)	($0)	($0)	($0)	($0)	($0)	($0)	($0)	$ -	($2)	($2)	($2)
Less: Changes in Working Capital	4	11	(6)	(2)	2	(1)	1	(7)	(3)	4	5	(11)	(16)
Potential Asset Sales	-	-	-	-	-	-	-	-	-	-	-	-	-
Unlevered Free Cash Flow	**$2**	**$0**	**($7)**	**($1)**	**($3)**	**$1**	**($5)**	**($1)**	**$8**	**$2**	**($11)**	**$3**	**$60**
Less: Interest Expense	-	(3)	(2)	(2)	(2)	(2)	(2)	(2)	(2)	-	(9)	(9)	(9)
Less: Amortization	-	-	-	-	-	-	-	-	-	-	-	-	(10)
Levered Free Cash Flow	**$2**	**($3)**	**($9)**	**($3)**	**($5)**	**($1)**	**($8)**	**($3)**	**$6**	**$2**	**($20)**	**($7)**	**$41**
Beginning Revolver Balance	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Revolver Draw/ Repayment	-	-	-	-	-	-	-	-	-	-	-	-	-
Ending Revolver Balance	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**
Revolver Availability	*25*	*25*	*25*	*25*	*25*	*25*	*25*	*25*	*25*	*25*	*25*	*25*	*22*
Ending Cash	*$70*	*$67*	*$59*	*$55*	*$50*	*$49*	*$41*	*$38*	*$43*	*$70*	*$50*	*$43*	*$84*
Beginning Liquidity	$93	$95	$92	$84	$80	$75	$74	$66	$63	$93	$95	$75	$68
Change in Liquidity	2	(3)	(9)	(3)	(5)	(1)	(8)	(3)	6	2	(20)	(7)	38
Ending Liquidity	**$95**	**$92**	**$84**	**$80**	**$75**	**$74**	**$66**	**$63**	**$68**	**$95**	**$75**	**$68**	**$106**

Illustrative Cash Flow Projections - Downside Case

- The Downside Case models a scenario where the industry recovery takes longer to materialize
  - Assumes that revenue will be 10% lower in each quarter as compared to the Base Case
  - Does not assume any asset sales
  - Does not assume stacked vessels are reactivated
  - Assumes L+625 interest rate for both Exit Revolver and Term Loan, and 2.50% unused line fee for Exit Revolver

	2017	2018				2019				Post-Txn			
	11/1-12/31	Mar-18	Jun-18	Sep-18	Dec-18	Mar-19	Jun-19	Sep-19	Dec-19	2017	2018	2019	2020
Revenue	$15	$21	$23	$24	$24	$25	$28	$31	$32	$15	$93	$116	$156
Less: Direct Operating Expenses	(12)	(19)	(19)	(19)	(19)	(18)	(19)	(20)	(20)	(12)	(75)	(77)	(83)
Less: Drydock Expenses	(1)	(5)	(1)	(1)	(2)	(2)	(6)	(5)	(2)	(1)	(9)	(14)	(11)
Less: G&A	(6)	(9)	(9)	(9)	(9)	(9)	(9)	(9)	(9)	(6)	(35)	(34)	(34)
EBITDA	**($5)**	**($11)**	**($6)**	**($4)**	**($6)**	**($3)**	**($7)**	**($2)**	**$2**	**($5)**	**($26)**	**($10)**	**$28**
Plus: Stock Based Compensation	1	2	2	2	2	2	2	2	2	1	6	6	6
Adjusted EBITDA	**($4)**	**($9)**	**($4)**	**($3)**	**($4)**	**($2)**	**($5)**	**($1)**	**$4**	**($4)**	**($20)**	**($4)**	**$34**
Less: Capex	$ -	($0)	($0)	($0)	($0)	($0)	($0)	($0)	($0)	$ -	($2)	($2)	($2)
Less: Changes in Working Capital	4	10	(3)	(2)	0	1	(0)	(2)	(2)	4	7	(3)	(9)
Potential Asset Sales	-	-	-	-	-	-	-	-	-	-	-	-	-
Unlevered Free Cash Flow	**($0)**	**$1**	**($7)**	**($5)**	**($4)**	**($1)**	**($6)**	**($3)**	**$1**	**($0)**	**($15)**	**($9)**	**$23**
Less: Interest Expense	-	(3)	(2)	(2)	(2)	(2)	(2)	(2)	(2)	-	(9)	(9)	(9)
Less: Amortization	-	-	-	-	-	-	-	-	-	-	-	-	(10)
Levered Free Cash Flow	**($0)**	**($2)**	**($9)**	**($7)**	**($6)**	**($3)**	**($8)**	**($6)**	**($1)**	**($0)**	**($25)**	**($18)**	**$4**
Beginning Revolver Balance	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Revolver Draw/ Repayment	-	-	-	-	-	-	-	-	-	-	-	-	-
Ending Revolver Balance	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**
Revolver Availability	*25*	*25*	*25*	*25*	*25*	*25*	*25*	*25*	*25*	*25*	*25*	*25*	*22*
Ending Cash	*$66*	*$64*	*$54*	*$47*	*$41*	*$38*	*$30*	*$25*	*$23*	*$66*	*$41*	*$23*	*$27*
Beginning Liquidity	$91	$91	$89	$79	$72	$66	$63	$55	$50	$91	$91	$66	$48
Change in Liquidity	(0)	(2)	(9)	(7)	(6)	(3)	(8)	(6)	(1)	(0)	(25)	(18)	1
Ending Liquidity	**$91**	**$89**	**$79**	**$72**	**$66**	**$63**	**$55**	**$50**	**$48**	**$91**	**$66**	**$48**	**$49**

Asset Value

GULFMARK

Vessel Schedule

Vessel	Legal Entity	Appraised Value (6/30/2017)
North Sea		
North Barents	GulfMark Rederi AS	$29,250
North Pomor	GulfMark Rederi AS	29,250
North Cruys	GulfMark Rederi AS	29,250
Highland Defender	GulfMark UK Ltd.	19,500
Highland Guardian	GulfMark UK Ltd.	19,500
North Purpose	GulfMark Rederi AS	19,000
Highland Prince	GulfMark UK Ltd.	19,000
North Promise	GulfMark UK Ltd.	17,000
Highland Chieftain	GulfMark UK Ltd.	14,500
Highland Knight	GulfMark UK Ltd.	12,125
Highland Princess	GulfMark UK Ltd.	12,125
Highland Prestige	GulfMark UK Ltd.	17,000
Highland Courage	GulfMark Malta Limited	11,250
Highland Duke	GulfMark UK Ltd.	11,250
Highland Laird	GulfMark UK Ltd.	7,500
Highland Navigator	GulfMark Malta Limited	8,750
Highland Eagle	GulfMark UK Ltd.	6,250
Highland Citadel	GulfMark UK Ltd.	6,250
Highland Fortress	GulfMark Malta Limited	5,000
Highland Rover	GulfMark Malta Limited	3,750
North Mariner	GulfMark Rederi AS	5,000
Highland Monarch	GulfMark UK Ltd.	3,750
Highland Bugler	GulfMark UK Ltd.	3,500
North Stream	GulfMark Rederi AS	3,250
Highland Challenger	GulfMark UK Ltd.	2,000
Total North Sea Vessel FMV		**$315,000**
Total North Sea Collateral Vessel FMV		**$297,500**

[dashed box] denotes a Collateral Vessel under the Exit Facilities

Vessel Schedule (Cont'd)

Vessel	Legal Entity	Appraised Value (6/30/2017)
	Americas	
Hercules	GulfMark Americas, Inc.	$28,750
Regulus	GulfMark Americas, Inc.	17,750
Polaris	GulfMark Americas, Inc.	17,500
Thomas Wainwright	GulfMark Americas, Inc.	11,250
Bienville	GulfMark Americas, Inc.	8,250
Orleans	GulfMark Americas, Inc.	8,250
Bourbon	GulfMark Americas, Inc.	8,250
Royal	GulfMark Americas, Inc.	8,250
Iberville	GulfMark Americas, Inc.	8,250
St Louis	GulfMark Americas, Inc.	8,250
Toulouse	GulfMark Americas, Inc.	8,250
Esplanade	GulfMark Americas, Inc.	8,250
Grand Slam	GulfMark Americas, Inc.	7,750
Slam Dunk	GulfMark Americas, Inc.	7,750
Touchdown	GulfMark Americas, Inc.	7,750
Jermaine Gibson	GulfMark Americas, Inc.	7,750
Homerun	GulfMark Americas, Inc.	7,750
Knock Out	GulfMark Americas, Inc.	7,750
Conti	GulfMark Americas, Inc.	6,750
First and Ten	GulfMark Americas, Inc.	6,125
Double Eagle	GulfMark Americas, Inc.	6,125
Triple Play	GulfMark Americas, Inc.	6,125
Hat Trick	GulfMark Americas, Inc.	6,125
Highland Valour	GulfMark Malta Limited	11,250
Highland Endurance	GulfMark UK Ltd.	11,250
Chartres	GulfMark de Mexico, S. de R.L. de C.V.	8,250
Austral Abrolhos	GulfMark Servicos Maritimos do Brasil Ltda.	8,250
Highland Scout	Gulf Offshore Marine International, S. de R.L.	1,500
Coloso	GulfMark de Mexico, S. de R.L. de C.V.	3,000
Titan	GulfMark de Mexico, S. de R.L. de C.V.	3,000
Total Americas Vessel FMV		**$265,500**
Total Americas Collateral Vessel FMV		**$97,750**

Vessel Schedule (Cont'd)

Vessel	Legal Entity	Appraised Value (6/30/2017)
	SE Asia	
Sea Apache	GulfMark Asia Pte. Ltd	$8,500
Sea Kiowa	GulfMark Asia Pte. Ltd	8,500
Sea Cherokee	GulfMark Asia Pte. Ltd	8,500
Sea Valiant	GulfMark Malaysia Inc.	9,000
Sea Victor	GulfMark Malaysia Inc.	9,000
Sea Cheyenne	GulfMark Malaysia Inc.	8,500
Sea Choctaw	GulfMark Malaysia Inc.	8,500
Sea Comanche	GulfMark Malaysia Inc.	8,500
Sea Supporter	GulfMark Asia Pte. Ltd	5,000
Sea Sovereign	GulfMark Asia Pte. Ltd	4,000
Total SE Asia Vessel FMV		**$78,000**

Total Value (North Sea + Americas + SE Asia)	
Collateral Vessel Appraised Value	$395,250
Non-Collateral Vessel Appraised Value	263,250
Total Vessel Appraised Value	**$658,500**

Appendix

GULFMARK

Reconciliation of Adjusted EBITDA – Base Case with Asset Sales

	2018				2019				2018	2019	2020
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	FY	FY	FY
Net (loss) income	($20.1)	($9.1)	($7.3)	($12.8)	($6.1)	($14.1)	($1.5)	$2.9	($49.2)	($18.8)	$44.3
Interest expense, net	2.8	2.2	2.2	2.2	2.3	2.3	2.3	2.3	9.4	9.1	9.2
Income tax (benefit)	-	-	-	-	-	-	-	-	-	-	-
Depreciation & Amortization	5.1	5.1	5.1	5.1	5.1	5.1	5.1	5.1	20.2	20.2	20.2
Restructuring & Other	-	-	-	-	-	-	-	-	-	-	-
EBITDA	**($12.2)**	**($1.9)**	**($0.0)**	**($5.5)**	**$1.2**	**($6.8)**	**$5.8**	**$10.3**	**($19.6)**	**$10.5**	**$73.8**
Adjustments											
Stock Based Compensation	$1.5	$1.5	$1.5	$1.5	$1.5	$1.5	$1.5	$1.5	$6.0	$6.0	$6.0
Adjusted EBITDA	**($10.7)**	**($0.4)**	**$1.5**	**($4.0)**	**$2.7**	**($5.3)**	**$7.3**	**$11.8**	**($13.6)**	**$16.5**	**$79.8**

EBITDA is defined as net income (loss) before interest expense, net, income tax provision, and depreciation and amortization, which includes impairment. Adjusted EBITDA is calculated by adjusting EBITDA for certain items that we believe are non-cash or unusual, consisting of: (i) loss from unconsolidated ventures; (ii) minority interest; and (iii) other (income) expense, net. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow data, a measure of liquidity, or an alternative to income from operations or net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. EBITDA and Adjusted EBITDA are presented because we believe they are used by security analysts, investors and other interested parties in the evaluation of companies in our industry. However, since EBITDA and Adjusted EBITDA are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations, EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.

Reconciliation of Adjusted EBITDA – Base Case without Asset Sales

	2018				2019				2018	2019	2020
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	FY	FY	FY
Net (loss) income	($20.1)	($9.3)	($7.6)	($13.2)	($6.5)	($14.6)	($2.0)	$2.4	($50.2)	($20.7)	$42.3
Interest expense, net	2.8	2.2	2.2	2.2	2.3	2.3	2.3	2.3	9.4	9.1	9.2
Income tax (benefit)	-	-	-	-	-	-	-	-	-	-	-
Depreciation & Amortization	5.1	5.1	5.1	5.1	5.1	5.1	5.1	5.1	20.2	20.2	20.2
Restructuring & Other	-	-	-	-	-	-	-	-	-	-	-
EBITDA	**($12.3)**	**($2.1)**	**($0.4)**	**($5.9)**	**$0.8**	**($7.3)**	**$5.3**	**$9.8**	**($20.6)**	**$8.6**	**$71.7**
Adjustments											
Stock Based Compensation	$1.5	$1.5	$1.5	$1.5	$1.5	$1.5	$1.5	$1.5	$6.0	$6.0	$6.0
Adjusted EBITDA	**($10.8)**	**($0.6)**	**$1.1**	**($4.4)**	**$2.3**	**($5.8)**	**$6.8**	**$11.3**	**($14.6)**	**$14.6**	**$77.7**

EBITDA is defined as net income (loss) before interest expense, net, income tax provision, and depreciation and amortization, which includes impairment. Adjusted EBITDA is calculated by adjusting EBITDA for certain items that we believe are non-cash or unusual, consisting of: (i) loss from unconsolidated ventures; (ii) minority interest; and (iii) other (income) expense, net. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow data, a measure of liquidity, or an alternative to income from operations or net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. EBITDA and Adjusted EBITDA are presented because we believe they are used by security analysts, investors and other interested parties in the evaluation of companies in our industry. However, since EBITDA and Adjusted EBITDA are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations, EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.

Reconciliation of Adjusted EBITDA – Downside Case

	2018				2019				2018	2019	2020
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	FY	FY	FY
Net (loss) income	($18.6)	($12.9)	($11.5)	($13.1)	($10.6)	($13.9)	($9.6)	($5.2)	($56.1)	($39.2)	($1.3)
Interest expense, net	2.8	2.2	2.2	2.2	2.3	2.3	2.3	2.3	9.4	9.1	9.2
Income tax (benefit)	-	-	-	-	-	-	-	-	-	-	-
Depreciation & Amortization	5.1	5.1	5.1	5.1	5.1	5.1	5.1	5.1	20.2	20.2	20.2
Restructuring & Other	-	-	-	-	-	-	-	-	-	-	-
EBITDA	**($10.7)**	**($5.6)**	**($4.3)**	**($5.8)**	**($3.3)**	**($6.5)**	**($2.2)**	**$2.1**	**($26.5)**	**($9.9)**	**$28.1**
Adjustments											
Stock Based Compensation	$1.5	$1.5	$1.5	$1.5	$1.5	$1.5	$1.5	$1.5	$6.0	$6.0	$6.0
Adjusted EBITDA	**($9.2)**	**($4.1)**	**($2.8)**	**($4.3)**	**($1.8)**	**($5.0)**	**($0.7)**	**$3.6**	**($20.5)**	**($3.9)**	**$34.1**

EBITDA is defined as net income (loss) before interest expense, net, income tax provision, and depreciation and amortization, which includes impairment. Adjusted EBITDA is calculated by adjusting EBITDA for certain items that we believe are non-cash or unusual, consisting of: (i) loss from unconsolidated ventures; (ii) minority interest; and (iii) other (income) expense, net. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow data, a measure of liquidity, or an alternative to income from operations or net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. EBITDA and Adjusted EBITDA are presented because we believe they are used by security analysts, investors and other interested parties in the evaluation of companies in our industry. However, since EBITDA and Adjusted EBITDA are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations, EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.

GulfMark

GULFMARK.COM